UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2004

                        THE SINGING MACHINE COMPANY, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24968               95-3795478
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


               6601 Lyons Road, Bldg. A-7, Coconut Creek, Fl 33073
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On December 1, 2004, Marc D. Goldberg was appointed to the board of directors. Mr. Goldberg has over 20 years of experience in human resource management and organization within Fortune 500 and emerging companies. He also has experience in creating human resource programs that advance financial, operational and market growth. From 1995 to the present, Mr. Goldberg has been President and Human Resource Consultant for SuMa Partners, Ltd. located in Florida. In this capacity, Mr. Goldberg formed a consultancy to capitalize on the growing demand for proactive human resource leadership involving operational assessments, strategic planning and creation and implementation of policies, processes and programs. In addition, he has successfully implemented human resource, labor relations and union avoidance strategies for SuMa Partners, Ltd. Mr. Goldberg was awarded both J.D. and B.A. degrees from Boston University.

      On December 1, 2004, Stewart A. Merkin was appointed to the board of directors. Mr. Merkin, founding partner of the Law Office of Stewart A. Merkin, has been practicing law in Miami, Florida since 1974. His core legal practice areas include corporate and securities law, as well as mergers and acquisitions and international transactions. He was awarded both J.D. and M.B.A. degrees from Cornell University, as well as a B.S. from The Wharton School, University of Pennsylvania. He has been admitted to the Florida and New York State Bar since 1972 and 1973 respectively.

Appointment to Committees of the Board of Directors

      Mr. Goldberg was appointed as Chairman of the Compensation Committee and Mr. Merkin was appointed to the Audit Committee of the board of directors. Mr. Goldberg and Mr. Merkin may be appointed to additional committees of the board of directors in the future at the option of the board.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

            Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE SINGING MACHINE COMPANY, INC.


Date: December 6, 2004                    /s/ Yi Ping Chan
                                         ---------------------------------------
                                         Yi Ping Chan
                                         Interim CEO and Chief Operating Officer